                                                                    EXHIBIT 10.9


                                 REVOLVING CREDIT NOTE
                                 ---------------------


August 11, 1998                                               $20,000,000.00
                                                            Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, OMEGA PROTEIN CORPORATION, a Nevada corporation, and OMEGA PROTEIN, INC., a Virginia corporation, (collectively, the "Company"), promises to pay to the order of SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Commitment Termination Date, as defined in the Credit Agreement (as herein defined), or (ii) the acceleration of this indebtedness as herein provided, the lesser of (i) the principal sum of TWENTY MILLION AND NO/100 Dollars ($20,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed in accordance with the Credit Agreement and not theretofore repaid, as shown on the grid schedule attached hereto, at the main office of SunTrust Bank, South Florida, National Association, or any successor Lender, as defined in the Credit Agreement, or at such other place as the holder hereof may designate by notice in writing to the Company.

          In addition to principal, the Company agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest and upon such dates as provided in the Credit Agreement.

          This Revolving Credit Note (this "Note") is the Note defined in, and evidences Advances incurred pursuant to, that certain Revolving Credit Agreement, dated as of August 11, 1998, by and among the Company and the Lender (as amended, restated, modified and supplemented from time to time, the "Credit Agreement"). Reference hereby is made to the Credit Agreement for a full and complete description of such terms and conditions, including, without limitation, the circumstances under which the maturity of this Note may or will be accelerated and the unpaid balance and all accrued and unpaid interest shall become due and payable. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings as set forth in the Credit Agreement. This Note is and remains secured by certain personal property of the Company and its Subsidiaries pursuant to the Security Documents executed as of August 11, 1998, to which reference is made for a full description of the collateral securing this Note.

          The Lender, upon the occurrence and during the continuance of any Event of Default, shall have a right of set-off against any deposit balances of the Company in the possession of the Lender, and the Lender may apply the same against payment of this Note or any other indebtedness of the Company to the Lender. The payment of any indebtedness evidenced by this Note shall not affect the enforceability of this Note as to any future, different or other indebtedness evidenced hereby. In the event the indebtedness evidenced by this
Note is collected by legal action or through an attorney at law, the Lender shall be entitled to recover from the Company all costs of collection including reasonable attorneys' fees actually incurred.

          The Company acknowledges that the actual crediting of the amount of any Advance under the Credit Agreement to an account of the Company or payment under a Letter of Credit Obligation to an account of the Company or any Guarantor or recording such amount on the grid schedule attached hereto shall, in the absence of manifest error, constitute presumptive evidence of such Advance or payment. Such account records or grid schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and repayments made under this Note and the Credit Agreement, at any time and from time to time, provided that the failure of the Lender to record on the grid schedule or in such account records the amount of any Advance or payment shall not affect the obligation of the undersigned to repay such amount, together with interest thereon, in accordance with this Note and the Credit Agreement.

          Failure or forbearance of the Lender to exercise any right hereunder, or otherwise granted by the Credit Agreement or by law, shall not affect or release the liability of the Company hereunder, and shall not constitute a waiver of such right unless so stated in writing by such of the Lenders as are required under the Credit Agreement to effect such waiver. THIS NOTE SHALL BE DEEMED TO BE MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF FLORIDA. TIME IS OF THE ESSENCE OF THIS NOTE.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.


                 [Remainder of page intentionally left blank]

          Executed under hand and seal in _____________, _____________, on the 11 day of August, 1998.

                              OMEGA PROTEIN CORPORATION,
                              a Nevada corporation


                              By: /s/ ROBERT W. STOCKTON
                                 ---------------------------------
                                 Robert W. Stockton
                                 Executive Vice-President



                              Attest:
                                     -----------------------------
                                     Name:
                                     Title:


                              [CORPORATE SEAL]

                              OMEGA PROTEIN, INC., a Virginia corporation



                              By: /s/ ROBERT W. STOCKTON
                                 -----------------------------------
                                 Robert W. Stockton
                                 Vice-President



                              Attest:
                                     --------------------------------
                                     Name:
                                     Title:


                              [CORPORATE SEAL]

STATE OF GEORGIA    )
COUNTY OF FULTON    )    ss:


     I HEREBY CERTIFY that on July 2, 1998, before me, an officer duly authorized in the State of Georgia, County of Fulton to take acknowledgments, personally appeared ROBERT W. STOCKTON OF ____________________________, Texas to me known to be the Executive Vice President and Chief Financial Officer of OMEGA PROTEIN CORPORATION and OMEGA PROTEIN, INC., the corporations which executed the within Promissory Note dated July 2, 1998 in the maximum principal amount of $20,000,000.00, and he acknowledged to me that he executed the Note on behalf of said corporations as the Executive Vice President and Chief Financial Officer thereof.


                              _____________________________________________
                              Signature of Notary Public - State of Georgia


                              _____________________________________________
                              Notary Public, State of Georgia
                              Personally Known ____________________________
                              Produced Identification______________________
                              Type of Identification_______________________